SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2011
Stockholders Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
19.	SHAREHOLDERS' EQUITY

(a)	Contributed capital

In connection with the purchase of the 50% interest of Fujian Service by Fujian WangGang, the shareholders of Wonder Dredging (being the same shareholders of Fujian Service at the time) were entitled, pursuant to the purchase agreement, to declare and be paid all of the retained earnings of Fujian Service from its inception through March 31, 2010, as a dividend, which amounted to $51,087,387. As described in the annual financial statements, the shareholders, pursuant to an agreement, held their interests as the representatives of a family includes the Company’s Chief Executive Officer, Mr. Xinrong Zhuo. Such shareholders also committed to contribute all such dividends back into the Company as a capital contribution along with an allocation to its statutory reserves. Such contribution of dividends has been recorded first as a payment of a $10,982,735 subscription receivable and the $40,104,652 balance as additional paid-in capital.

Wonder Dredging was incorporated on May 10, 2010 with capital of $878,876 (RMB6 million) having been paid by the Wonder Dredging shareholders. Upon Wonder Dredging becoming a consolidated subsidiary of the Group on June 29, 2010, this amount was recorded as a capital contribution in the consolidated financial statements. In connection with the acquisition of the Company’s 50% ownership of Fujian Service, Fujian WangGang has met all of its related investment commitments to Fujian Service, having invested approximately $1.5 million in August 2010, approximately $17.1 million in November 2010 and approximately $5.0 million in January 2011.

The Company’s shares have no par value. The BVI permits the Board of Directors to pay dividends if 1) in its judgment doing so is in the best interest of the Company and 2) if the Company would remain solvent as defined under BVI law. The Company records the net amounts received for the issuance of preferred share, to the extent allocable to the preferred shares under U.S. GAAP, in the preferred shares account. Other capital contributions, irrespective of whether they are for the issuance of shares, are recorded in the additional paid-in account. The balance sheet account for no par ordinary shares is kept at zero.

(b)	Retained earnings and statutory reserves

Retained earnings and statutory reserves as of December 31, 2011 and 2010 consisted of the following:

	2011	2010

Retained earnings	$98,559,096	$13,392,884

Statutory reserves	$15,386,316	$10,295,279

Fujian Service, Fujian WangGang and Wonder Dredging, which are located and operate in the PRC, are required to transfer 10% of their net profits after income tax, as determined in accordance with the PRC accounting rules and regulations. Appropriation to the statutory reserve by the Group is based on profit arrived at under PRC accounting standards for business enterprises for each year. The statutory reserves of the Group represent the statutory reserves of Fujian Service, Fujian WangGang and Wonder Dredging as required under the PRC law.

The profit arrived at must be set off against any accumulated losses sustained by the Group in prior years, before allocation is made to the statutory reserve. Appropriation to the statutory reserve must be made before distribution of dividends to shareholders. The appropriation is required until the statutory reserve reaches 50% of the shareholders' equity. This statutory reserve is not distributable in the form of cash dividends.